UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual

Report

2004

JUNE 30, 2004

♦	LARGE CAP GROWTH FUND

MORNING EDITION.—NEW YORK,
SAGAX.Q
11.93 +.16
SINAX.Q
21.99 +.41
13.02
J. K. RICE, JR. & CO.

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

DEAR SHAREHOLDER,

After a torrid second half of 2003, the equity markets took a breather in the first half of this year. Markets typically abhor uncertainty, so as the year progressed, investors grew increasingly lethargic amid questions over Iraq, global terrorism, a rise in oil prices, interest rates, inflation, and the presidential election. The good news – solid corporate earnings, the improving economy, renewed job growth, and the still low level of interest rates – largely was ignored. As a result, stock market returns for the first six months of 2004 generally were modest, as opposed to the strong, double-digit gains late last year.

As was the case in 2003, small- and mid-capitalization stocks generally outperformed their larger brethren in the first half of this year. Value- and growth-oriented stocks frequently traded short-term performance leadership during the past six months, but value stocks slightly outperformed growth stocks over the full six-month period. The performance of foreign stock markets in the first half largely was in-line with that of the broad U.S. market.

Stocks continued to outpace bonds in the first half of the year. Bonds generally suffered, particularly during the spring, due to heightened worries about resurgent inflation, rising rates, and anticipation that the Federal Reserve Bank (“Fed”) would begin to raise key short-term rates after a long accommodative stance on monetary policy. Indeed, the Fed edged up its federal funds ratei target at the end of June to 1.25%. Over the six-month period, bonds generally experienced slightly negative returns.

After a sharp drop early in the year, by the end of the period the U.S. Consumer Confidence Index rose to levels not seen since June of 2002.ii The domestic unemployment rate held steady for the six-month period, but the rate of job growth slowed following a strong increase in the first three months of the year. Real (inflation-adjusted) gross domestic product (“GDP”)iii increased at an annual rate of 3.9% in the first fiscal quarter of 2004, the most recent figure available at the close of the period, down slightly from the 4.1% increase in the last quarter of 2003.iv

Performance Update1

Within this environment, the fund performed as follows: During the six-month period ended June 30, 2004, Class I shares of the fund returned 1.29%. The fund underperformed its benchmark, the unmanaged Russell 1000 Growth Index,v which returned 2.74% for the same period. The fund also underperformed its Lipper large-cap growth variable funds category average, which was 2.56% for the same period.2

FUND PERFORMANCE

AS OF JUNE 30, 2004

6 Months

Salomon Brothers Variable Large Cap Growth Fund — Class I Shares	1.29%

Russell 1000 Growth Index	2.74%

Lipper Large-Cap Growth Variable Funds Category Average	2.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Performance figures may reflect fee waivers and/or expense reimbursements, if any, which may be reduced or terminated at any time. In the absence of fee waivers and/or expense reimbursements, if any, the total return would be reduced.

The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund.

Special Shareholder Notice

Effective March 1, 2004, Alan Blake has been named the Portfolio Manager of the fund. Mr. Blake is a managing director of Citigroup Global Markets Inc. and has approximately 25 years of securities business experience.

Also, effective March 1, 2004, the management agreement between Salomon Brothers Variable Series Funds Inc and Salomon Brothers Asset Management Inc, with respect to the fund, was amended to reduce the management fee to an annual rate of 0.70% of the fund’s average daily net assets. Furthermore, effective August 1, 2004, the management agreement has been amended to add breakpoints to the management fee, as further described on page 11.

In addition, effective August 1, 2004, the administration agreement between Salomon Brothers Variable Series Funds Inc and Smith Barney Fund Management LLC, with respect to the fund, has been amended to add breakpoints to the administration fee, as further described on page 11.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is not indicative of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2004, calculated among the 163 funds in the large-cap growth variable funds category including the reinvestment of dividends and capital gains, if any.

timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer July 20, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in securities of foreign issuers, including emerging markets, involve risks beyond those inherent in domestic investments. Foreign investments are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
ii	Source: June 2004 Consumer Confidence Index, The Conference Board.
iii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
iv	Source: Bureau of Economic Analysis, U.S. Department of Commerce, June 25, 2004.
[v]	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Schedule of Investments

June 30, 2004 (unaudited)

Shares	Security	Value
COMMON STOCK — 98.1%
CONSUMER DISCRETIONARY — 20.9%
Internet and Catalog Retail — 9.1%
13,020	Amazon.com, Inc.†	$708,288
11,100	InterActiveCorp†	334,554

		1,042,842

Media — 8.1%
22,220	Time Warner Inc.†	390,628
6,700	Viacom Inc., Class B Shares	239,324
11,680	The Walt Disney Co.	297,723

		927,675

Specialty Retail — 3.7%
12,010	The Home Depot, Inc.	422,752

	TOTAL CONSUMER DISCRETIONARY	2,393,269

CONSUMER STAPLES — 10.4%
Beverages — 3.4%
7,720	The Coca-Cola Co.	389,706

Food Products — 2.6%
4,670	Wm. Wrigley Jr. Co.	294,443

Personal Products — 4.4%
11,760	The Gillette Co.	498,624

	TOTAL CONSUMER STAPLES	1,182,773

FINANCIALS — 13.5%
Diversified Financials — 5.8%
7,360	Merrill Lynch & Co., Inc.	397,293
4,920	Morgan Stanley	259,628

		656,921

Insurance — 7.7%
4,930	American International Group, Inc.	351,410
6	Berkshire Hathaway Inc., Class A Shares†	533,700

		885,110

	TOTAL FINANCIALS	1,542,031

HEALTHCARE — 21.4%
Biotechnology — 10.7%
5,770	Amgen Inc.†	314,869
6,405	Biogen Idec Inc.†	405,116
8,920	Genentech, Inc.†	501,304

		1,221,289

Pharmaceuticals — 10.7%
4,480	Eli Lilly & Co.	313,197
5,330	Johnson & Johnson	296,881
5,070	Merck & Co. Inc.	240,825
10,960	Pfizer Inc.	375,709

		1,226,612

	TOTAL HEALTHCARE	2,447,901

INDUSTRIALS — 2.5%
Industrial Conglomerates — 2.5%
8,900	General Electric Co.	288,360

See Notes to Financial Statements.

Schedule of Investments

June 30, 2004 (unaudited) (continued)

Shares	Security	Value
INFORMATION TECHNOLOGY — 29.4%
Communications Equipment — 10.3%
25,420	CIENA Corp.†	$94,562
13,550	Cisco Systems, Inc.†	321,135
10,680	Juniper Networks, Inc.†	262,408
34,000	Lucent Technologies Inc.†	128,520
20,600	Motorola, Inc.	375,950

		1,182,575

Computers and Peripherals — 3.6%
11,540	Dell Inc.†	413,363

Semiconductor Equipment and Products — 9.8%
16,890	Intel Corp.	466,164
15,950	Texas Instruments Inc.	385,671
8,000	Xilinx, Inc.	266,480

		1,118,315

Software — 5.7%
13,290	Microsoft Corp.	379,562
10,030	VERITAS Software Corp.†	277,831

		657,393

	TOTAL INFORMATION TECHNOLOGY	3,371,646

	TOTAL COMMON STOCK (Cost — $10,272,734)	11,225,980

Face Amount
REPURCHASE AGREEMENT — 1.9%
$215,000	UBS Securities LLC dated 6/30/04, 1.280% due 7/1/04; Proceeds at maturity — $215,008; (Fully collateralized by U.S. Treasury Bonds, 5.500% to 13.250% due 8/15/13 to 8/15/28; Market value — $219,300) (Cost — $215,000)	215,000

	TOTAL INVESTMENTS — 100.0% (Cost — $10,487,734*)	$11,440,980

†	Non-income producing security.
*	Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

ASSETS:
Investments, at value (Cost — $10,487,734)	$11,440,980
Cash	74
Dividends and interest receivable	6,568

Total Assets	11,447,622

LIABILITIES:
Management fee payable	5,910
Administration fee payable	447
Accrued expenses	25,426

Total Liabilities	31,783

Total Net Assets	$11,415,839

NET ASSETS:
Par value of capital shares	$966
Capital paid in excess of par value	10,622,337
Accumulated net investment loss	(11,750)
Accumulated net realized loss from investment transactions	(148,960)
Net unrealized appreciation of investments	953,246

Total Net Assets	$11,415,839

Shares Outstanding — Class I Shares	965,944

Net Asset Value — Class I Shares	$11.82

See Notes to Financial Statements.

Statement of Operations

For the Six Months Ended June 30, 2004 (unaudited)

INVESTMENT INCOME:
Dividends	$30,249
Interest	1,568

Total Investment Income	31,817

EXPENSES:
Management fee (Note 2)	31,072
Audit and legal	15,068
Shareholder communications	11,934
Custody	5,968
Directors’ fees	5,371
Administration fee (Note 2)	2,178
Registration fees	249
Transfer agency services	29
Other	746

Total Expenses	72,615
Less: Management fee waiver (Note 2)	(29,048)

Net Expenses	43,567

Net Investment Loss	(11,750)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
Realized Gain From Investment Transactions (excluding short-term investments):
Proceeds from sales	45,743
Cost of securities sold	45,723

Net Realized Gain	20

Change in Net Unrealized Appreciation of Investments:
Beginning of period	855,184
End of period	953,246

Increase in Net Unrealized Appreciation	98,062

Net Gain on Investments	98,082

Increase in Net Assets From Operations	$86,332

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2004 (unaudited) and the Year Ended December 31, 2003

	2004	2003
OPERATIONS:
Net investment loss	$(11,750)	$(3,405)
Net realized gain (loss)	20	(121,935)
Increase in net unrealized appreciation	98,062	1,026,170

Increase in Net Assets From Operations	86,332	900,830

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(728)

Decrease in Net Assets From Distributions to Shareholders	—	(728)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	5,770,522	8,663,218
Net asset value of shares issued for reinvestment of dividends	—	728
Cost of shares reacquired	(599,844)	(4,360,022)

Increase in Net Assets From Fund Share Transactions	5,170,678	4,303,924

Increase in Net Assets	5,257,010	5,204,026

NET ASSETS:
Beginning of period	6,158,829	954,803

End of period*	$11,415,839	$6,158,829

* Includes accumulated net investment loss of:	$(11,750)	—

See Notes to Financial Statements.

Notes to Financial Statements

(unaudited)

1.  Organization and Significant Accounting Policies

Salomon Brothers Variable Large Cap Growth Fund (“Fund”) is a separate diversified investment fund of the Salomon Brothers Variable Series Funds Inc (“Company”); its primary investment objective is to seek long-term growth of capital. The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other investment funds: Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable All Cap Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund and Salomon Brothers Variable Investors Fund. The financial statements and financial highlights for the other investment Funds are presented in separate shareholder reports. The Fund and the other investment funds of the Company are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund are in conformity with U.S. generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) class specific expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

On February 5, 2004, the Board of Directors approved, effective March 1, 2004, a reduction of management fee from an annual rate of 0.75% to an annual rate of 0.70% of the Fund’s average daily net assets.

Notes to Financial Statements

(unaudited) (continued)

During the six months ended June 30, 2004, the Fund had a voluntary expense limitation in place of 1.00%, resulting in a portion of waived management fees of $29,048. This expense limitation can be terminated at any time by SBAM.

Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s administrator. As compensation for its services, the Fund pays SBFM a fee calculated at an annual rate of 0.05% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

The Fund has adopted a Rule 12b-1 Distribution Plan for Class II shares. Under the plan, Class II shares of the Fund are subject to a distribution fee of 0.25% of the average daily net assets of that class.

For the six months ended June 30, 2004, CGM and its affiliates did not receive any brokerage commissions.

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3.  Investments

During the six months ended June 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$5,074,884

Sales	$45,743

At June 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:
Gross unrealized appreciation	$1,112,838
Gross unrealized depreciation	(159,592)

Net unrealized appreciation	$953,246

4.  Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5.  Capital Stock

At June 30, 2004, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Notes to Financial Statements

(unaudited) (continued)

Transactions in Class I shares were as follows:

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Shares sold	489,776	868,827
Shares issued on reinvestment	—	71
Shares reacquired	(51,357)	(459,614)

Net Increase	438,419	409,284

The Fund created Class II shares on August 30, 2002. Prior to that date, the Fund issued one class of shares, which, as of August 30, 2002, has been designated Class I shares. As of June 30, 2004, the Fund had not issued any Class II shares.

6.  Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds. CTB did not provide services to the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

7.  Subsequent Event

The Board of Directors of the Company has approved an amendment to reduce and add breakpoints to the management fee to the Management Contract between the Company, regarding Variable Large Cap Growth Fund, and Salomon Brothers Asset Management Inc. Effective August 1, 2004, the management fee, which is calculated daily and payable monthly, will be calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $5 billion	0.700%
Next $2.5 billion	0.700%
Next $2.5 billion	0.675%
Over $10 billion	0.650%

The Board of Directors of the Company has approved an amendment to add breakpoints to the administration to the Administration Agreement between Variable Large Cap Growth Fund and SBFM. Effective August 1, 2004, Variable Large Cap Growth Fund will pay an administrative fee at an annual rate of 0.05% of the Fund’s average daily net assets up to $5 billion, 0.025% for the next $5 billion, and 0.00% over $10 billion. The terms of the amended Administration Agreement are the same in all other material respects as those of the current Administration Agreement.

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class I Shares
	2004(1)(2)		2003(2)	2002(2)(3)
Net Asset Value, Beginning of Period	$11.67		$8.08	$10.00

Income (Loss) From Operations:
Net investment income (loss) (4)	(0.02)		(0.01)	0.01
Net realized and unrealized gain (loss)	0.17		3.60	(1.93)

Total Income (Loss) From Operations	0.15		3.59	(1.92)

Less Distributions From:
Net investment income	—		(0.00)*	—

Total Distributions	—		(0.00)*	—

Net Asset Value, End of Period	$11.82		$11.67	$8.08

Total Return (5)	1.29	%‡	44.47%	(19.20	)%‡
Net Assets, End of Period (000s)	$11,416		$6,159	$955
Ratios to Average Net Assets:
Expenses (4)(6)	1.00	%†	1.00%	1.00	%†
Net investment income (loss)	(0.27	)†	(0.13)	0.12	†
Portfolio Turnover Rate	1%		33%	8%

(1)	For the six months ended June 30, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the period April 30, 2002 (commencement of operations) to December 31, 2002.
(4)	The investment manager has waived all or a portion of its management fees for the six months ended June 30, 2004, the year ended December 31, 2003 and the period ended December 31, 2002. In addition, SBAM reimbursed expenses of $76,079 and $54,523 for the year ended December 31, 2003 and the period ended December 31, 2002, respectively. If such fees were not waived and expenses not reimbursed, the per share changes to net investment income (loss) and the actual expense ratios would have been as follows:

	(Increase) Decrease to Net Investment Income (Loss) Per Share	Expense Ratios Without Fee Waivers and Expense Reimbursements
2004	$(0.04)	1.67	%†
2003	0.38	4.73
2002	0.55	10.76	†

(5)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SBAM to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated. Past performance is no guarantee of future results.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

Salomon Brothers Variable Series Funds Inc

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

Chairman

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

President and Chief

Executive Officer

ANDREW B. SHOUP

Senior Vice President and

Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer

and Treasurer

ALAN J. BLAKE

Executive Vice President

JAMES E. CRAIGE, CFA

Executive Vice President

JOHN G. GOODE

Executive Vice President

PETER J. HABLE

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

PETER J. WILBY, CFA

Executive Vice President

GEORGE J. WILLIAMSON

Executive Vice President

ANDREW BEAGLEY

Vice President, Chief

Anti-Money Laundering

Compliance Officer and Chief Compliance Officer*

JOSEPH T. VOLPE

Controller

ROBERT I. FRENKEL

Secretary and

Chief Legal Officer

*	Chief Compliance Officer as of July 29, 2004

Investment Manager

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1177 Avenue of the Americas

New York, New York 10036

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable Large Cap Growth Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable Large Cap Growth Fund.

Beginning August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-446-1013 and (2) on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC’s website at www.sec.gov.

399 PARK AVENUE  •  NEW YORK, NEW YORK 10022

04-7033

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Salomon Brothers Variable Series Funds Inc

Date:	September 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	September 8, 2004

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of Salomon Brothers Variable Series Funds Inc

Date:	September 8, 2004